Fund Performance through December 31, 2012
	1 Year	History-to-Date*
DPFDX	15.74%	8.73%
Russell 2000	16.35%	4.80%
S&P 500	16.00%	3.36%
*Annualized

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January 2013

What's New Update - What is the Donation Yield on your investment portfolio?

One of the exciting things about launching a new product, like the
Davlin Philanthropic Fund, is that you never really know how people will use and view your product. Take the concept of a Donation Yield.
Over the last several years more than a few of our investors have started to calculate the Donation Yield of their investment in the
Davlin Philanthropic Fund. Simply enough, our investors take the annual donation made to their charity and divide it by their invested assets to calculate a yield. For example, if their charity received a
$400 check and they had an average $10,000 invested in the Fund, then the Donation Yield would be 4.00% or $400/$10,000. Read More
(http://cts.vresp.com/c/?DavlinPhilanthropicF/8200014c07/TEST/5329945804

Ticker Symbol: DPFDX

Stock Market Update -

In our September 2011 Semi-Annual Report and our March 2012 Annual
Report, we wrote about how the financial sector dragged down the market and allowed us the opportunity to buy some great companies at some very cheap prices. The six month period ending September 30,
2012 was no different in that the financial sector led the market down, but very different in how the financial sector rallied back and through its third quarter earnings. In fact, we now believe that the financial sector has seen its bottom (baring a major political or economic surprise of which there could be many) and that it is being replaced as the worst performing sector by the technology and/or industrial sectors. Read More
(http://cts.vresp.com/c/?DavlinPhilanthropicF/8200014c07/TEST/daed88a29c

Charity Update -

Our fifth year in business allows us the prospective of time. Instead of just talking about the benefits of compounded returns and the effect of our Donation Matching Program, we now have the luxury of seeing the numbers. As luck would have it, I had the opportunity to have this exact conversation with one of our investors just a few weeks back. This person invested $60,000 in the fund in 2008, and with donation matching his designated charity, Earthwatch, received a
$500 donation in March of 2009. Read More
(http://cts.vresp.com/c/?DavlinPhilanthropicF/8200014c07/TEST/ae83d5609c

Performance data represents past performance, which is not indicative of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and
that current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling
1-877-Davlin-8. Read the prospectus carefully before investing. The
Fund's total expense ratio, as provided in the Fund prospectus dated
August 1, 2012, was 1.56%.

Investors should be aware that the Donation Matching Premium will change both up and down over time as the ratio between Donation
Matching Investors and Designated Charity Investors changes with contributions and redemptions. In addition, the Davlin Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list. Investors can check the current Donation Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

Interesting Perspectives
Latest Trends in Philanthropy for 2010, 2011, and beyond
(http://cts.vresp.com/c/?DavlinPhilanthropicF/8200014c07/TEST/e07db91d6b

Giving Tuesday: 6 Mistakes to Avoid When Giving to Charity
(http://cts.vresp.com/c/?DavlinPhilanthropicF/8200014c07/TEST/1055a0b4d6

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44 River Road, Suite A
Wayland, Massachusetts 01778
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